UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2020

Commission File Number: 1-737

Exact name of registrant as specified in its charter:

TEXAS PACIFIC LAND TRUST

State or other jurisdiction of incorporation or organization:

NOT APPLICABLE

IRS Employer Identification No.:

75-0279735

Address of principal executive offices:

1700 Pacific Avenue, Suite 2900
Dallas, Texas 75201

Registrant’s telephone number, including area code:

214-969-5530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Sub-shares in Certificates of Proprietary Interest (par value $0.03-1/3 per share)	TPL	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 30, 2019, Texas Pacific Land Trust (the “Trust”) entered into a settlement agreement (the “Settlement Agreement”) with Horizon Kinetics LLC, Horizon Kinetics Asset Management  LLC, Murray Stahl, SoftVest, L.P., SoftVest Advisors, LLC, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership and Allan R. Tessler (the “Investor Group”) with respect to, among other things, litigation that was pending prior to such time between the parties. The Settlement Agreement provides that, among other things, if the Conversion Exploration Committee of the Trust (the “Committee”) recommends a plan of conversion within a timeframe appointed by the Settlement Agreement, the Trustees will thereafter have a time period of 30 days following the receipt of such recommendation to decide whether to implement such plan of conversion (such time period, the “Decision Period”). As the Committee recommended a plan of conversion to the Trustees on January 21, 2020, the end of the Decision Period pursuant to the Settlement Agreement would have been February 20, 2020. On February 20, 2020, the Trust and the Investor Group entered into the First Amendment to Settlement Agreement (the “First Amendment”), which provided that the Decision Period would extend through March 6, 2020.

On March 6, 2020, the Trust and the Investor Group entered into the Second Amendment to Settlement Agreement (the “Second Amendment”), which became effective as of the same date. The Second Amendment provides that the Decision Period shall extend through March 20, 2020.

Other than as expressly modified pursuant to the Second Amendment, the Settlement Agreement, which was filed as Exhibit 99.1 to the Current Report on Form 8-K filed by the Trust with the U.S. Securities and Exchange Commission on July 31, 2019, remains in full force and effect.

The foregoing description of the Second Amendment is qualified by the full text of such amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Second Amendment to Settlement Agreement dated March 6, 2020.
104	Cover Page Interactive Data File (embedded within the Incline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST

Date:	March 6, 2020	By:	/s/ Robert J. Packer
Robert J. Packer
General Agent and Chief Financial Officer

 2